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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this Registration Statement on Form S-8 of iVillage Inc. of our report dated January 29, 1999 on our audits of the financial statements of KnowledgeWeb, Inc. as of and for the years ended December 31, 1998 and 1997.

/s/ PricewaterhouseCoopers LLP

New York, New York
November 3, 1999



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